UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 17, 2016

____________________

Mercantile Bank Corporation

(Exact name of registrant as specified in its charter)

Michigan	000-26719	38-3360865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

310 Leonard Street NW, Grand Rapids, Michigan		49504
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		616-406-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Equity Incentive Grants

Effective November 17, 2016, the Compensation Committee of Board of Directors of Mercantile Bank Corporation (the “Company”) authorized equity incentive grants of shares of restricted stock and stock options under the Company’s Stock Incentive Plan of 2016 (the "Incentive Plan"). The grants were made to certain executives and employees of the Company to incentivize continuous improvements in corporate performance and increasing shareholder value over the long term. As a condition of accepting the grants, each recipient will be required to execute a Restricted Stock Award Agreement and a Stock Option Agreement. The grants are also subject to the terms and conditions of the Incentive Plan.

Each grant of restricted stock will vest in its entirety on November 17, 2019, and is subject to forfeiture if the grantee ceases to be an employee of the Company prior to that date. Vesting may be accelerated under certain circumstances, including in the event of a change of control, death, disability, retirement, or termination of employment by the Company without cause. The Compensation Committee may also accelerate vesting in its discretion.

Each stock option has an exercise price of $36.22, is first exercisable on November 17, 2018, and expires on November 16, 2023. The exercise price was set at 110% of the closing price of the Company's common stock as quoted on Nasdaq on November 17, 2016.

The number of shares of restricted stock and stock options awarded to our named executive officers are listed below:

	Restricted Stock	Stock Options
Michael H. Price	7,000	2,000
Robert B. Kaminski	4,500	1,500
Charles E. Christmas	3,750	1,000
Robert Worthington	2,500	500

The foregoing description of the grants is qualified in its entirety by the terms and conditions set forth in the Form of Restricted Stock Award Agreement and Form of Stock Option Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Restricted Stock Award Agreement

10.2	Form of Stock Option Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bank Corporation

By:	/s/ Charles E. Christmas
Charles E. Christmas Executive Vice President, Chief Financial Officer and Treasurer

Date: November 18, 2016

Exhibit Index

Exhibit Number	Description

10.1	Form of Restricted Stock Award Agreement

10.2	Form of Stock Option Agreement